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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: January 18, 2001



                             HELMERICH & PAYNE, INC.
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             (Exact name of registrant as specified in its charter)



Delaware                            1-4221                      73-0679879
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(State or other              (Commission File               (I.R.S. Employer
jurisdiction of                    Number)                   Identification
incorporation)                                                   Number)


Utica at Twenty-first Street, Tulsa, Oklahoma                     74114
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(Address of principal executive offices)                       (Zip Code)


                                 (918) 742-5531
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)



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Item 9.  Regulation FD Disclosure.

         On January 18, 2001, Helmerich & Payne, Inc. issued the following press release:

                  "TULSA, OK - Helmerich & Payne, Inc. announced today that, as a result of a recently completed economic evaluation of the useful lives of its drilling equipment, it has extended the depreciable life of its rig equipment from 10 to 15 years. This will provide a better matching of revenue and depreciation expense over the useful life of the equipment. This change, effective October 1, 2000, will reduce depreciation expense in fiscal 2001 by an estimated $30 million, resulting in an earnings increase of approximately $0.36 per share, or $0.09 per share per quarter.

                  Helmerich & Payne, Inc. also announced that it will release its first quarter earnings the morning of Thursday, January 25th and will hold a conference call that afternoon at 3:30 p.m. EST (2:30 CST).
                  The call will be broadcast live over the Internet at http://www.videonewswire.com/HELMERICHPAYNE012501.com.
                  The call will be archived for later review on the website www.prnewswire.com.

                  Helmerich & Payne, Inc. (HP/NYSE) is an energy-oriented company engaged in contract drilling and oil and gas exploration and production. Its contract drilling subsidiary owns 39 land rigs and 10 platform rigs in the U.S., and 39 land rigs in South America. The Company also holds substantial equity investments in several other publicly owned corporations.

                  The information contained within this announcement is forward looking and involves risks and uncertainties that could significantly impact expected results. A discussion of these risks and uncertainties is contained in the Company's Form 10-K filed with the Securities and Exchange Commission on December 28, 2000."



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            HELMERICH & PAYNE, INC.
                                                 (Registrant)



                                            By: /s/ STEVEN R. MACKEY
                                               -----------------------------
                                               Name:  Steven R. Mackey
                                               Title: Vice President



Dated:   January 18, 2001



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